UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              --------------------

                     Date of Report
                     (Date of earliest
                     event reported):    November 9, 2006


                           The Middleton Doll Company
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             (Exact name of registrant as specified in its charter)



   Wisconsin                        0-22663                       39-1364345

(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


               1050 Walnut Ridge Drive, Hartland, Wisconsin 53029
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 369-8163
                                 --------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition

       On November 9, 2006 The Middleton Doll Company issued a press release announcing its earnings for the third quarter ended September 30, 2006 (the "Press Release"). A copy of the Press Release is being filed as Exhibit 99 to this Report and is incorporated by reference.


Item 9.01.    Financial Statements and Exhibits.

              (a)    Not applicable.

              (b)    Not applicable.

              (c)    Exhibits. The following exhibit is being filed herewith:

                     (99) Press Release of The Middleton Doll Company, dated November 9, 2006.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                The Middleton Doll Company



Date: November 9, 2006                          By:  /s/ Craig R. Bald
                                                    ----------------------------
                                                    Craig R. Bald
                                                    Chief Financial Officer





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

                           The Middleton Doll Company


                   Exhibit Index to Current Report on Form 8-K
                             Dated November 9, 2006

Exhibit
Number
-------

(99) Press Release dated November 9, 2006: The Middleton Doll Company Reports Third Quarter Results










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